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                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       October 22, 1998
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                            Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                     Ohio
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                 (State or Other Jurisdiction of Incorporation)


          1-1175                                31-4156620
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   (Commission File Number)               (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                77002
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(Address of Principal Executive Offices)             (Zip Code)


                                713/209-8400
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

On October 22, 1998, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the third quarter of 1998.

Item 7.   Financial Statements and Exhibits.

          Exhibits

          99.1 Company Press Release Dated October 22, 1998 Titled "Cooper Industries Reports Third-Quarter Share Earnings of $0.81."





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COOPER INDUSTRIES, INC.

                                        (Registrant)



Date: October 22, 1998                  /s/ Diane K. Schumacher
                                        ----------------------------------------
                                        Diane K. Schumacher
                                        Senior Vice President, General
                                               Counsel and Secretary





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                                 EXHIBIT INDEX


Exhibit No.                         Description
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[S]            [C]
   99.1 Company Press Release Dated October 22, 1998 Titled "Cooper Industries Reports Third-Quarter Share Earnings of $0.81."